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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 29, 2003
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                               POLYONE CORPORATION

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               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
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   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



          Suite 36-5000, 200 Public Square, Cleveland, Ohio      44114-2304
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               (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item  7. Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit 99.1 - Press Release dated April 29, 2003

Item  9. Regulation FD Disclosure

      Information required under Item 12 of Form 8-K is being furnished herewith as Exhibit 99.1 in the form of Registrant's press release dated April 29, 2003 announcing earnings for the first quarter of 2003.

Item  12. Results of Operations and Financial Condition

      Information required under Items 9 and 12 of Form 8-K is being furnished herewith as Exhibit 99.1 in the form of Registrant's press release dated April 29, 2003 announcing earnings for the first quarter of 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                POLYONE CORPORATION

                                By:        /s/ Gregory P. Smith
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                                           Gregory P. Smith
                                           Controller

Dated: April 30, 2003